Exhibit 99.2

NorthStar Asset Management Group, Colony Capital, and NorthStar Realty Finance Provide Updated Merger Presentation

New York and Los Angeles, CA, June 7, 2016 – NorthStar Asset Management Group Inc. (NYSE: NSAM), Colony Capital, Inc. (“Colony”) (NYSE: CLNY) and NorthStar Realty Finance Corp. (NYSE: NRF) today announced that an updated version of the investor presentation relating to the previously announced definitive merger agreement under which NRF, NorthStar Asset Management Group Inc. (“NSAM”) and Colony Capital, Inc. (“Colony” and, together with NSAM and NRF, the “Companies”) will combine in an all-stock merger of equals transactions (the “Proposed Transactions”) is being made available in the investor relations section of the websites for each of NSAM, Colony and NRF. The updated presentation supersedes the original presentation made available when the transaction was announced on Friday, June 3, 2016.

About NorthStar Asset Management Group Inc.

NorthStar Asset Management Group Inc. is a global asset management firm focused on strategically managing real estate and other investment platforms in the United States and internationally. NSAM provides asset management and other services by managing its NorthStar listed companies and its retail companies, both in the United States and internationally. NSAM earns asset management and other fees pursuant to management and other contracts and through its direct and indirect investments in strategic partnerships and joint ventures. In addition, NSAM owns NorthStar Securities, LLC, a captive broker-dealer platform which raises capital in the retail market.

As of March 31, 2016, adjusted for sales, acquisitions and commitments to sell or acquire investments by its managed companies, NSAM had $23 billion of assets under management. In addition, inception to date, NSAM invested $100 million in direct investments in entities that manage $10 billion, including assets held by its managed companies, across a variety of asset classes.

About Colony Capital, Inc.

Colony Capital, Inc. (formerly Colony Financial, Inc.), a New York Stock Exchange publicly traded company, is a leading global real estate and investment management firm headquartered in Los Angeles, California with more than 300 employees across 14 offices in 10 countries. Through Colony’s global investment management business, which has operated under the Colony Capital brand for more than 25 years, Colony has sponsored $24 billion of equity across a variety of distinct funds and investment vehicles that collectively invested over $60 billion of total capital. Colony manages capital on behalf of both Colony shareholders and limited partners in private investment funds under its management where Colony may earn management fees and carried interests. Colony’s investment portfolio is primarily composed of: (i) real estate equity; (ii) real estate debt; and (iii) investment management of Colony-sponsored private equity funds and vehicles. Colony has elected to be taxed as a real estate investment trust, or REIT, for U.S. federal income tax purposes.

About NorthStar Realty Finance Corp.

NorthStar Realty Finance Corp. is a publicly-traded, diversified commercial real estate company that is organized as a REIT and is managed by an affiliate of NorthStar Asset Management Group Inc., a global asset management firm. NRF’s primary business objectives are to make diversified real estate-related investments that produce attractive risk-adjusted returns, generate stable cash flows for distribution to its stockholders and build long-term franchise value. NRF’s core business activities include acquiring commercial real estate properties, such as healthcare, hotels, manufactured housing communities, office and retail net lease and multifamily; making opportunistic investments such as indirect interests in real estate through private equity real estate funds and originating, structuring and acquiring commercial real estate debt.

As of May 5, 2016, adjusted for sales and commitments to sell investments, NRF had $13 billion of balance sheet investments, comprised of 85% real estate equity assets and 15% CRE debt and securities assets.

Cautionary Statement Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward looking statements: the failure to receive, on a timely basis or otherwise, the required approvals by NSAM, Colony and NRF stockholders, governmental or regulatory agencies and third parties; the risk that a condition to closing of the merger may not be satisfied; each company’s ability to consummate the merger; operating costs and business disruption may be greater than expected; the ability of each company to retain its senior executives and maintain relationships with business partners pending consummation of the merger; the ability to realize substantial efficiencies and synergies as well as anticipated strategic and financial benefits, and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in each company’s reports filed from time to time with the Securities and Exchange Commission (the “SEC”). There can be no assurance that the merger will in fact be consummated.

We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. None of NSAM, Colony or NRF is under any duty to update any of these forward-looking statements after the date of this press release, nor to conform prior statements to actual results or revised expectations, and none of NSAM, Colony or NRF intends to do so.

Additional Information and Where to Find It

In connection with the proposed transaction, NSAM, Colony and NRF will cause an affiliate of NSAM, New Polaris, Inc., a Maryland subsidiary of NSAM that will be renamed Colony NorthStar, Inc. (“Colony NorthStar”) and will be the surviving parent company of the combined company to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of NSAM, Colony and NRF and that also will constitute a prospectus of Colony NorthStar. Each of NSAM, Colony, NRF and Colony NorthStar may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which NSAM, Colony, NRF or Colony NorthStar may file with the SEC. INVESTORS AND SECURITY HOLDERS OF NSAM, COLONY AND NRF ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, THE CURRENT REPORTS ON FORM 8-K TO BE FILED BY EACH OF NSAM, COLONY AND NRF IN CONNECTION WITH THE ANNOUNCEMENT OF THE ENTRY INTO THE MERGER

AGREEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by NSAM, Colony, NRF and Colony NorthStar through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of NSAM, Colony or NRF at the following:

Contacts:

NorthStar Asset Management Group Inc.

Megan Gavigan / Emily Deissler / Hayley Cook

Sard Verbinnen & Co.

(212) 687-8080

Colony Capital, Inc.

Owen Blicksilver

Owen Blicksilver PR, Inc.

(516) 742-5950

or

Lasse Glassen

Addo Communications, Inc.

(310) 829-5400

lasseg@addocommunications.com

NorthStar Realty Finance Corp.

Joe Calabrese

Investor Relations

(212) 827-3772

Participants in the Solicitation

Each of NSAM, Colony, and NRF and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from their respective shareholders in connection with the proposed transaction. Information regarding NSAM’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NSAM’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended by a filing with the SEC made by NSAM on April 29, 2016 and in a Current Report on Form 8-K to be filed by NSAM with the SEC in connection with the announcement of the proposed transaction. Information regarding Colony’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Colony’s Annual Report on Form 10-K for the year ended December 31, 2015, its annual proxy statement filed with the SEC on March 31, 2016 and a Current Report on Form 8-K to be filed by Colony with the SEC in connection with the announcement of the proposed transaction. Information regarding NRF’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in NRF’s Annual Report Form 10-K for the year ended December 31, 2015 and its proxy statement filed on April 28, 2016 and a Current Report on Form 8-K to be filed by NRF with the SEC in connection with the announcement of the proposed transaction. A more complete description will be available in the registration statement on Form S-4 and the joint proxy statement/prospectus. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.